Exhibit 99.1

XSOLLA SPAC 1

PRO FORMA UNAUDITED BALANCE SHEET

	January 30, 2026	Pro Forma Adjustments (Unaudited)		As Adjusted (Unaudited)
Assets:
Current asset
Cash	$1,874,477	6	(4)	$1,874,483
Total current asset	1,874,477	6		1,874,483
Cash held in Trust Account	200,000,000	4,193,850	(1)	204,193,850
		31,460	(2)
		(31,454)	(3)
		(6)	(4)
Total Assets	$201,874,477	4,193,856		$206,068,333

Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity:
Current liabilities
Accrued offering costs	$75,000			$75,000
Over-allotment option liability	186,700	(26,100)	(5)	160,600
Promissory note – related party	53,642			53,642
Total current liabilities	315,342	(26,100)		289,242
Total Liabilities	315,342	(26,100)		289,242

Commitments and Contingencies (Note 6)

Class A ordinary shares subject to possible redemption, $0.0001 par value; 20,419,385 shares at redemption value of $10.00 per share	200,000,000	4,122,555	(1)	204,193,850
		(31,115)	(3)
		26,100	(5)
		(10,114)	(6)
		86,424	(7)
		4,193,850
Shareholders’ Equity
Preference shares, $0.0001 par value; 5,000,000 shares authorized; no shares issued or outstanding	—			—
Class A ordinary shares, $0.0001 par value; 475,000,000 shares authorized; 454,194 shares issued and outstanding (excluding 20,419,385 shares subject to possible redemption)	45	—	(2)	45
		—	(6)
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,666,667 shares issued and outstanding (1)(2)(3)	767			767

Additional paid-in capital	1,696,603	71,295	(1)	—
		31,460	(2)
		(339)	(3)
		(188)	(6)
		10,302	(6)
		(86,424)	(7)	1,722,709
Accumulated deficit	(138,280)			(138,280)
Total Shareholders’ Equity	1,559,535	26,106		1,585,241
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity	$201,874,477	4,193,856		$206,068,333

(1)	Includes an aggregate of up to 1,000,000 Class B ordinary shares which will be surrendered to the Company for no consideration if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).
(2)	On January 28, 2026, the Sponsor surrendered 1,916,666 Founder Shares to the Company for no consideration, resulting in the Sponsor holding an aggregate of 7,666,667 Founder Shares. All shares and per share amounts have been retroactively presented.
(3)	As a result of the partial exercise by the underwriters of the over-allotment option on February 2, 2026, 139,795 Founder Shares are no longer subject to forfeiture.

See Note to Pro forma Unaudited Balance Sheet.

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XSOLLA SPAC 1

NOTES TO PRO FORMA UNAUDITED BALANCE SHEET

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT

The accompanying unaudited Pro forma Balance Sheet presents the Balance Sheet of Xsolla SPAC 1 (the “Company”) as of January 30, 2026 adjusted for the closing of the partial exercise of the underwriters’ overallotment option and related transactions, which occurred on February 2, 2026, as described below.

The registration statement for the Company’s Initial Public Offering was declared effective on January 28, 2026. On January 30, 2026, the Company consummated the Initial Public Offering of 20,000,000 units (the “Units”), at $10.00 per Unit, generating gross proceeds of $200,000,000. Each Unit consists of one Class A ordinary share (each, a “Public Share”) and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described in the Company’s prospectus.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 private placement units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, in a private placement to the Company’s sponsor, Xsolla SPAC I LLC (the “Sponsor”), generating gross proceeds of $4,000,000. Each Private Placement Unit consists of one Class A ordinary share and one-half of one warrant (“Private Placement Warrant). Each Private Placement Warrant entitles the holder thereof to purchase one whole Class A ordinary share at a price of $11.50 per share, subject to adjustment, terms and limitations as described in the Company’s prospectus. The Private Placement Units are identical to the Units sold in the Initial Public Offering, subject to certain limited exceptions as described in the Company’s prospectus. The Private Placement Warrants included within the Private Placements Units are identical to the Public Warrants comprising part of the Units sold in the Initial Public Offering.

The Company granted the underwriters a 45-day option from the date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

On February 2, 2026, the Company consummated the closing of an additional 419,385 Units sold pursuant to the underwriters’ partial exercise of their over-allotment option, generating gross proceeds of $4,193,850. Simultaneously with the consummation of the partial exercise of over-allotment option on February 2, 2026, the Company also consummated the sale of an additional 3,146 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $31,460. Following the sale of the additional Units, all of the net proceeds from the sale of additional Units and additional Private Placement Units totaling to $4,193,850 have been added in the Trust Account. The underwriters were entitled to a cash underwriting discount of $0.075 per additional Unit or $31,454 in aggregate, paid on February 2, 2026 and the $6 has been transferred to the Company’s bank operating account. As a result of the partial exercise by the underwriters of the over-allotment option, 139,795 Founder Shares are no longer subject to forfeiture and the Company agreed to issue additional 1,048 Representative Shares to the representative of underwriters. The underwriters have 45 days from the date of the Initial Public Offering to purchase the remaining 2,580,615 Units.

As of February 2, 2026, a total of $204,193,850 of the net proceeds from the Initial Public Offering (including the additional Units sold as the result of the partial exercise by the underwriters of their over-allotment option) and the sale of the Private Placement Units were placed in the Trust Account.

Pro forma adjustments to reflect the partial exercise of the underwriters’ over-allotment option and sale of the additional Private Placement Units are as follows:

	Pro forma entries
1	Cash held in Trust Account	4,193,850
	Class A ordinary shares subject to possible redemption		4,122,555
	Additional paid-in capital		71,295
	To record sale of 419,385 over-allotment Units at $10.00 per Unit.

2	Cash held in Trust Account	31,460
	Class A ordinary shares		—
	Additional paid-in capital		31,460
	To record sale of 3,146 additional Private Placement Units to Sponsor at $10.00 per Private Placement Unit

3	Class A ordinary shares subject to possible redemption	31,115
	Additional paid-in capital	339
	Cash held in Trust Account		31,454
	To record payment of $0.075 per over-allotment Unit of cash underwriting fee to underwriters

4	Cash	6
	Cash held in Trust Account		6
	To record net transfer of cash to avoid overfunding of Trust Account

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XSOLLA SPAC 1

NOTES TO PRO FORMA UNAUDITED BALANCE SHEET

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT (cont.)

	Pro forma entries (cont.)
5	Over-allotment option liability	26,100
	Class A ordinary shares subject to possible redemption		26,100
	To release the value of 419,385 over-allotment option liability due to the partial exercise of the underwriters of their over-allotment option

6	Class A ordinary shares subject to possible redemption	10,114
	Additional paid-in capital	188
	Class A ordinary shares		—
	Additional paid-in capital		10,302
	To record the fair value of 1,048 additional Representative Shares issued to the representative of the underwriters

7	Additional paid-in capital	86,424
	Class A ordinary shares subject to possible redemption		86,424
	To record accretion of Class A ordinary shares subject to redemption to an amount of $10.00 per share

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